EXHIBIT 10.128

NOTE MODIFICATION AGREEMENT

THIS AGREEMENT is dated as of December 31st, 2006, among STANFORD INTERNATIONAL BANK LIMITED, an Antiguan banking corporation (“SIBL”), and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation (“ALHI”), REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company (“RCAC”), AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation (“ALMT”), ORLANDO HOLIDAYS, INC., a Florida corporation (“OHI”), AMERICAN LEISURE, INC., a Florida corporation (“AL”), WELCOME TO ORLANDO, INC., a Florida corporation (“WTO”), AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation (“ATMG”), HICKORY TRAVEL SYSTEMS, INC., a Delaware corporation (“HTS”), CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan limited company (“CLM”), CASTLECHART LIMITED, a United Kingdom private limited company (“CC”), and MALCOLM J. WRIGHT (“Wright”).

RECITALS

A.	SIBL is the owner and holder of the following Promissory Notes:

1.	$15,300,000.00 Fourth Renewed, Amended and Increased Promissory Note dated January 31, 2007, originally issued by RCAC in favor of SIBL (the “$15,300,000 Note”).

2.
$3,000,000 Promissory Note dated June 17, 2004, originally issued by ALMT, OHI, AL, WTO, ATMG, HTS, and ALHI in favor of SVCH, which note has been assigned by SVDH to SIBL effective as of November 30, 2004 (the “$3,000,000 Note”).

3.
$1,355,000 Second Renewal Promissory Note date as of December 13, 2004, originally issued by CLM, CC and ALHI in favor of SVCH, which note has been assigned by SVCH to SIBL effective as of November 30, 2004 (the “$1,355,000 Note”).

4.	$305,000 Secured Promissory Note dated as of September 7, 2005, issued by CLM, CC and ALHI in favor of SIBL (the “$305,000 Note”).

B.
Wright is the Chief Executive Officer and a major stockholder of ALHI and directly or indirectly owns a substantial equity interest in the obligors (the “Borrowers”) under the above-described promissory notes (each a “Note”; collectively the “Notes”).

C.	Wright is the guarantor of the $15,300,000 Note.

D.	Wright and the Borrowers have requested that SIBL grant certain extensions of the payments required under the Notes, and SIBL is agreeable to same.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the forgoing recitals are true and correct and further acknowledge and agree as follows:

1.
The Maturity Date of the $15,300,000 Note is hereby extended to January 1, 2008. Interest on the $15,300,000 Note has been paid through September 30, 2006. Interest accrued from October 1, 2006 through January 1, 2008 shall be due and payable on January 1, 2008. No payments shall be required prior to January 1, 2008.

2.
The Maturity Date of the $3,000,000 Note is hereby extended to January 1, 2008. Interest on the $3,000,000 Note has been paid through September 30, 2006. Interest accrued from October 1, 2006 through January 1, 2008 shall be due and payable on January 1, 2008. No payments shall be required prior to January 1, 2008.

3.
The Maturity Date of the $1,355,000 Note is hereby extended to January 1, 2008. Interest on the $1,355,000 Note has been paid through September 30, 2006. Interest accrued from October 1, 2006 through January 1, 2008 shall be due and payable on January 1, 2008. No payments shall be required prior to January 1, 2008.

4.
The Maturity Date of the $305,000 Note is hereby extended to January 1, 2008. Interest on the $305,000 Note has been paid through September 30, 2006. Interest accrued from October 1, 2006 through January 1, 2008 shall be due and payable on January 1, 2008. No payments shall be required prior to January 1, 2008.

5.	Wright hereby consents to the modifications of the Notes set forth above and reaffirms his unconditional Guaranty of the $15,300,000 Note.

6.
SIBL hereby waives any defaults arising under the Notes prior to the date of this Agreement attributable to the failure of the Borrowers to make payments of interest due under the Notes prior to the date of this Agreement.

7.	Except as specifically modified herein, all terms of the Notes and the other agreements relating thereto shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

STANFORD INTERNATIONAL BANK LIMITED, an Antiguan banking corporation By: Name: Title:

AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation By: Malcolm J. Wright, its Chief Executive Officer
REEDY CREEK ACQUISITION COMPANY, LLC, a Florida limited liability company By: Malcolm J. Wright, its Manager
AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation By: Malcolm J. Wright, its President
ORLANDO HOLIDAYS, INC., a Florida corporation By: Malcolm J. Wright, its President
AMERICAN LEISURE, INC., a Florida corporation By: Malcolm J. Wright, its President